Investment in Anjo of Skylake, Inc.	6 Months Ended
Dec. 31, 2014
Investments, Debt and Equity Securities [Abstract]
INVESTMENT IN ANJO OF SKYLAKE, INC.
6.	INVESTMENT IN ANJO OF SKYLAKE, INC.

On May 27, 2014, the Company closed on the purchase of 100% of the outstanding common stock of Anjo of SkyLake, Inc. (“Anjo”). Anjo owns a commercial building located at 3141 S Military Trail, Lake Worth, Florida. In addition, on closing Anjo held net financial assets (liabilities) of $22,360 and a $743,600 mortgage was secured by the building. In consideration for the common stock of Anjo, the Company paid $149,079 in cash. A selling shareholder is also the shareholder of Academy of Palm Beach which is a holdover tenant in the commercial building.

In eviction proceedings brought forward by Anjo against Academy of Palm Beach, the selling shareholders are now disputing whether the closing actually took place and have called into question the ownership of Anjo common stock. Accordingly, the Company derecognized related assets and liabilities. The investment in Anjo is recorded at carrying value commencing July 1, 2014. The Company is fully asserting its rights under the stock purchase agreement and believes there are sufficient assets available to recover its investment.

Assets and Liabilities the Company has deconsolidated as of July 1, 2014

Current assets
Accounts receivable	$10,076
Non-current assets
Property and equipment	883,086
Current liabilities
Accounts payable and accrued liabilities	(16,450)
Non-current liabilities
Long-term debt	(732,758)
Net assets deconsolidated at July 1, 2014	143,954
Net recoveries during the three months ended September 30, 2014	(8,745)
Loss on debt settlement	(60,209)
Carrying value of Investment in Anjo SkyLake, Inc. at December 31, 2014	$75,000

The results of the Company reported in the consolidated statement of operations for the year ended June 30, 2014 includes a loss from the operations of Anjo of $19,585 for the period from May 27, 2014 to June 30, 2014.

On October 7, 2014, Oxford City Football Club Inc.'s wholly owned subsidiary, Anjo of Skyline, Inc. (“Anjo”), filed a complaint in the County Court for Palm Beach County, Florida, to evict a holdover tenant, Academy of Palm Beach (“Academy”), requesting past due rent, legal costs, and damages.

On January 1, 2015, we entered into a Settlement Agreement and Mutual Release with Anjo, Academy, Angela K. Artemik and John M. Artemik (collectively, “Artemik”). Under the terms of the settlement, we agreed to execute all documents confirming that Anjo is solely owned and operated by Artemik. In exchange, Anjo will execute a promissory note and mortgage in the amount of $149,079 in favor of Oxford City Football Club, Inc. Artemik agreed to use their best efforts to sell the mortgaged property to satisfy the promissory note and mortgage. The promissory note is due no later than June 30, 2015. In the event payment in the amount of $75,000 is made no later than February 27, 2015, we agreed to record a satisfaction of mortgage. The mortgage will also be personally guaranteed by Angela K. Artemik and John M. Artemik. All parties agreed to a mutual release of claims and stipulated to a dismissal of the action.